The Target Portfolio Trust

Prudential Corporate Bond Fund

(the Fund)

Supplement dated March 14, 2018 to the Fund’s Currently Effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information

Rajat Shah, CFA has announced his intention to resign from PGIM Fixed Income effective in June 2018. In the interim, Mr. Shah’s Fund portfolio management responsibilities will remain unchanged. Steven A. Kellner, CFA, Edward H. Blaha, CFA and Malcolm Dalrymple will continue to serve as portfolio managers for the Fund.

LR1029